Draft Dated as of August 6, 1996



                                   3,200,000 Shares


                                    TOY BIZ, INC.

                         CLASS A COMMON STOCK, $.01 PAR VALUE


                                UNDERWRITING AGREEMENT




          ____________ __, 1996




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                                                     _____________ __, 1996




          Morgan Stanley & Co. Incorporated
          CS First Boston Corporation
          Smith Barney Inc.
          Jefferies & Company, Inc.
          c/o Morgan Stanley & Co. Incorporated
               1585 Broadway
               New York, New York  10036

          Morgan Stanley & Co. International Limited
          CS First Boston Limited
          Smith Barney Inc.
          Jefferies International Limited
          c/o Morgan Stanley & Co. International Limited
               25 Cabot Square
               Canary Wharf
               London E14 4QA, ENGLAND

          Dear Sirs and Mesdames:

                    Toy Biz, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the several Underwriters named in Schedules II and III hereto (the "Underwriters"), and Marvel Characters, Inc. ("Marvel") proposes to sell to the several Underwriters, an aggregate of 3,200,000 shares of the Class A Common Stock, par value $.01 per share, of the Company (the "Firm Shares"), of which 700,000 shares are to be issued and sold by the Company and 2,500,000 shares are to be sold by Marvel.

                    It is understood that, subject to the conditions hereinafter stated, 2,560,000 Firm Shares (the "U.S. Firm Shares") will be sold to the several U.S. Underwriters named in
          Schedule II hereto (the "U.S. Underwriters") in connection with the offering and sale of such U.S. Firm Shares in the United States and Canada to United States and Canadian Persons (as such terms are defined in the Agreement Between U.S. and International Underwriters of even date herewith), and 640,000 Firm Shares (the "International Shares") will be sold to the several International Underwriters named in Schedule III hereto (the "International Underwriters") in connection with the offering and sale of such International Shares outside the United States and Canada to persons other than United States or Canadian Persons. Morgan Stanley & Co. Incorporated, CS First Boston Corporation, Smith Barney Inc. and Jefferies & Company, Inc. shall act as representatives (the "U.S. Representatives") of the several U.S. Underwriters, and Morgan Stanley & Co. International Limited, CS First




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          Boston Limited, Smith Barney Inc. and Jefferies International Limited
          shall act as representatives of the several International Underwriters (the "International Representatives"). The U.S. Underwriters and the International Underwriters are sometimes hereinafter collectively referred to as the Underwriters, and the U.S Representatives and the International Representatives are sometimes hereinafter collectively referred to as the Representatives.

                    In addition, certain shareholders of the Company listed on
          Schedule I hereto (together with Marvel, the "Selling Shareholders") also propose to sell to the several U.S. Underwriters not more than an additional 480,000 shares of the Class A Common Stock, par value $0.01 per share, of the Company (the "Additional Shares") in the amounts listed in Schedule I if and to the extent that the U.S. Representatives shall have determined to exercise, on behalf of the U.S. Underwriters, the right to purchase such shares of common stock granted to the U.S. Underwriters in Section III hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares." The shares of Class A Common Stock, par value $0.01 per share, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "Common Stock." The Company and the Selling Shareholders are hereinafter sometimes collectively referred to as the "Sellers."

                    The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement relating to the Shares. The registration statement contains two prospectuses to be used in connection with the offering and sale of the Shares: The U.S. prospectus, to be used in connection with the offering and sale of Shares in the United States and Canada to United States and Canadian Persons, and the international prospectus, to be used in connection with the offering and sale of Shares outside the United States and Canada to persons other than United States and Canadian Persons. The international prospectus is identical to the U.S. prospectus except for the outside front cover page.

                    I. Representations and Warranties of the Company and the Selling Shareholders. A. The Company represents and warrants to, and agrees with, the several Underwriters that:

                         1. A registration statement (No. 333-07455) relating to
                    the Shares has been filed with the Commission and either (A) has been declared effective under the Securities Act of 1933 (the "Act") and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If the Company does not propose to amend such registration statement and if any post-effective amendment to such registration statement has been filed with the Commission prior to the execution and delivery of this

                    Agreement, the most recent such amendment has been declared effective by the Commission. For purposes of this Agreement, "Effective Time" means

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                    (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission, or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. "Effective Date" means the date of the Effective Time. Such registration statement, as amended at the Effective Time, including all materials incorporated by reference therein and all information (if any) deemed to be a part of such registration statement as of the Effective Time pursuant to Rule 430A(b) under the Act, is hereinafter referred to as the "Registration Statement", and the form of U.S. prospectus and international prospectus relating to the Shares, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in the Registration Statement, including all material deemed incorporated by reference in such prospectuses, are hereinafter collectively referred to as the "Prospectus."

                         2. If the Effective Time is prior to the execution and
                    delivery of this Agreement: (A) at the Effective Time, the Registration Statement and the Prospectus conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of the Prospectus, in light of the circumstances under which they were made, and (B) on the date of this Agreement, the Registration Statement conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b), at the Closing Date and the Option Closing Date (each as defined below), when any post-effective amendment to the Registration Statement becomes effective and when any supplement to the Prospectus is filed with the Commission, the Registration Statement (as so amended) and the Prospectus (as so supplemented) will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of the Prospectus, in light of the circumstances under which they were made. If the Effective Time is subsequent to the execution and delivery of this Agreement: at the Effective Time, at the Closing Date and the Option Closing Date, when any post-effective amendment to the Registration Statement

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                    becomes effective and when any supplement to the Prospectus is filed with the Commission, the Registration Statement (as so amended) and the Prospectus (as so supplemented) will conform in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of the Prospectus, in light of the circumstances under which they were made. The two preceding sentences do not apply to statements in or omissions from the Registration Statement or Prospectus based upon information relating to any Underwriter furnished to the Company in writing by any Underwriter through the Representatives expressly for use therein. Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act and the Rules and Regulations.

                         3. The Company has been duly incorporated and is an
                    existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

                         4. Toy Biz International Limited is the only subsidiary of the Company as defined under the Rules and Regulations. The subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification except to the extent that the failure to be in good standing or to be so qualified would not individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), business, business prospects, properties or results of operation of the Company and its subsidiary taken as a whole (a "Material Adverse Effect"); all of the issued and outstanding capital stock of the subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and all of the capital stock of the subsidiary is owned by the Company free from liens, encumbrances and defects, except for liens described in the Prospectus and except to the extent that such lien, encumbrance or defect would not have a Material Adverse Effect.

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                        5. All of the outstanding shares of capital stock of
                    the Company have been duly authorized validly issued and are fully paid and nonassessable and conform to the description thereof contained in the Prospectus. The stockholders of the Company have no preemptive rights with respect to the Shares. The capitalization of the Company conforms in all material respects to the description of the capitalization of the Company in the Prospectus under the heading "Description of Capital Stock." The Shares are duly authorized and conform or will conform as the case may be to the description thereof contained in the Registration Statement and the Prospectus. The Shares to be issued and sold by the Company and to be sold by Marvel hereunder, subject to the delivery of and payment for such Shares in accordance with this Agreement, and in the case of the Shares to be sold by Marvel to conversion prior to such delivery of Class B Common Stock owned by Marvel sufficient to allow the sale by Marvel of Shares hereunder, will be on the Closing Date and the Option Closing Date validly issued, fully paid and nonassessable. The Company agrees to take all action necessary or desirable on its part for the timely conversion of shares of Class B Common Stock owned by Marvel to the extent necessary for the sale of Shares by Marvel hereunder. The Additional Shares are validly issued, fully paid and nonassessable.

                         6. Except as otherwise described in the Registration
                    Statement and the Prospectus, there are no outstanding (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations, or
                    (C) obligations for the Company to issue such shares, any such convertible or exchangeable securities or obligations, or any such warrants, rights or obligations.

                         7. Except as may be otherwise described in the
                    Registration Statement and the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment relating to the offering of the Shares.

                         8. Except as may be otherwise described in the
                    Registration Statement and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement (which contracts, agreements

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                    or understandings have been duly complied with or waived) or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                         9. The Shares have been approved for listing on the New
                    York Stock Exchange (the "Stock Exchange") subject to notice of issuance.

                         10. No consent, approval, authorization, or order of,
                    or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement or in connection with the issuance and sale of the Shares by the Company, except such as have been obtained and made under the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") and such as may be required under state securities laws and as may be required in such jurisdictions outside the U.S. where the Underwriters choose to market the Shares.

                         11. Except as may be otherwise described in the
                    Registration Statement and the Prospectus, the execution, delivery and performance of this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated by this Agreement will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any agreement or instrument that is material to the condition (financial or otherwise), business, business prospects, properties or results of operations of the Company and its subsidiary taken as a whole and to which the Company or its subsidiary is a party or by which the Company or its subsidiary is bound or to which any of the properties of the Company or its subsidiary are subject, or the charter or by-laws of the Company or its subsidiary, and the Company has the corporate power and authority to authorize, issue and sell its Shares as contemplated by this Agreement.

                         12. This Agreement has been duly authorized, executed and delivered by the Company.

                         13. Except as may be otherwise described in the
                    Registration Statement and the Prospectus, the Company and its subsidiary have good title to all properties and assets owned by them, which individually or in the aggregate are material to the business of the Company and its subsidiary, taken as a whole, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as may be otherwise described in the Registration Statement and the Prospectus, the Company and its subsidiary hold any leased real or personal property which individually or in the aggregate is material to the business of the Company and its subsidiary, taken as a whole, under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them. Neither the Company nor its subsidiary owns any real property.

                         14. The Company and its subsidiary possess all
                    necessary certificates, authorizations or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them, except where the failure to obtain such certificates, authorizations or permits would not individually or in the aggregate have a Material Adverse Effect and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or its subsidiary, would individually or in the aggregate have a Material Adverse Effect.


                         15. Except as may be otherwise described in the
                    Registration Statement and the Prospectus, the Company and its subsidiary have (A) complied with all statutes, rules, regulations and orders of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or its subsidiary or any of their properties applicable to it or its business and (B) performed all its obligations required to be performed by it, and is not in default, under any agreement or instrument to which the Company or its subsidiary is a party or by which the Company or its subsidiary is bound or to which any of the properties of the Company or its subsidiary is subject, except with respect to (A) and (B) above, where failure to do so would not individually or in the aggregate have a Material Adverse Effect. To the knowledge of the Company and its subsidiary, no other party under any such agreement or instrument is in default in any material respect thereunder. Neither the Company nor its subsidiary is in violation of any provision of its charter or by-laws.

                         16. All transactions between any of the Company and its
                    subsidiary, on the one hand, and any of the officers and directors of the Company and its subsidiary, Marvel and its officers and directors and any of their respective affiliates (other than the Company and its subsidiary), on the other hand, required to be disclosed in the Prospectus and the Registration Statement have been so disclosed to the extent required.

                         17. The Company maintains a system of internal
                    accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                         18. Each of the Company and its subsidiary maintains
                    insurance of the types and in the amounts customary and adequate for its business, including, but not limited to, insurance covering personal property owned or leased and real property leased by the Company and its subsidiary against theft, damage, destruction and acts of vandalism, all of which insurance is in full force and effect.

                         19. No labor dispute with the employees of the Company
                    or its subsidiary exists or, to the knowledge of the Company or its subsidiary, is imminent that would individually or in the aggregate have a Material Adverse Effect.

                         20. The Company and its subsidiary own, possess or have
                    the right to use adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "Intellectual Property Rights") necessary to conduct their business as now operated by them, or presently employed by them and have not received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property Rights that, if determined adversely to the Company or its subsidiary, would individually or in the aggregate have a Material Adverse Effect.

                         21. Except as may be otherwise described in the
                    Registration Statement and the Prospectus, neither the Company nor its subsidiary is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the

                    Company is not aware of any pending investigation which might lead to such a claim.

                         22. Except as may be otherwise described in the
                    Registration Statement and the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, its subsidiary or any of their respective properties that, if determined adversely to the Company or its subsidiary, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise required to be disclosed in the Registration Statement or Prospectus; and to the Company's knowledge no such actions, suits or proceedings are threatened.

                         23. The financial statements included in the
                    Registration Statement and Prospectus present fairly the financial position of the Company and its consolidated subsidiary and the combined results of its predecessor as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis and the schedules included in the Registration Statement present fairly the information required to be stated therein.

                         24. Except as may be otherwise described in the
                    Registration Statement and the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event reasonably likely to result in a prospective material adverse change, in the condition (financial or other), business, business prospects, of the Company and its subsidiary taken as a whole, and, except as disclosed in or contemplated by the Registration Statement and the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                         25. The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                         26. Neither the Company nor any of its affiliates does
                    business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes and the Company agrees to comply with such Section if prior to the completion of the distribution of the Shares it commences doing such business. Neither the Company nor its subsidiary, nor any director, officer, agent, employee or other person acting on behalf of the Company or its subsidiary, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe or unlawful rebate, payoff, influence payment, kickback or other payment.

                    B. Each of the Selling Shareholders, severally and not jointly, represents and warrants to, and agrees with, the several Underwriters that:

                         1. Marvel has valid and unencumbered title to the
                    shares of Class B Common Stock to be converted into the Shares to be delivered by Marvel on the Closing Date, and Marvel shall convert such shares of Class B Common Stock into Shares to which Marvel will have valid and unencumbered title immediately prior to delivery on the Closing Date. Each of Avi Arad ("Arad") and Zib Inc. ("Zib") has and on the Option Closing Date will have valid and unencumbered title to the Additional Shares to be delivered by such Selling Shareholder on the Option Closing Date. Each Selling Shareholder has the corporate or individual power and authority, as the case may be, to enter into this Agreement and to sell, assign, transfer and deliver the Shares to be delivered by such Selling Shareholder on the Option Closing Date hereunder; and upon the delivery of and payment for the Shares on the Option Closing Date hereunder the several Underwriters will acquire valid and unencumbered title to the Shares to be delivered by such Selling Shareholder on such date.

                         2. No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by such Selling Shareholder for the sale of the Shares by such Selling Shareholder, except such as have been obtained and made under the Act, the Exchange Act and such as may be required under state securities laws and as may be required in such jurisdictions outside the U.S. where the Underwriters choose to market the Shares.

                         3. The execution, delivery and performance of this
                    Agreement, the sale of the Shares and the consummation of the transactions contemplated by this Agreement by such Selling Shareholder will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over such Selling Shareholder, or the certificate of incorporation or by-laws of such Selling Shareholder (if such Selling Shareholder is a corporation), or any material agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the material properties of such Selling Shareholder are subject, other than, as to each Selling Stockholder, any violations that would not individually or in the aggregate affect the validity or enforceability of, or that would adversely affect each Selling Shareholder's ability to consummate, the transactions contemplated by or perform its obligations under this Agreement.

                         4. This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder.

                         5. If the Effective Time is prior to the execution and
                    delivery of this Agreement: (A) at the Effective Time, the Registration Statement and the Prospectus conformed in all material respects to the requirements of the Act and the Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of the Prospectus, in light of the circumstances under which they were made, and (B) on the date of this Agreement, the Registration Statement conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b), at the Closing Date, the Option Closing Date, when any post-effective amendment to the Registration Statement becomes effective and when any supplement to the Prospectus is filed with the Commission, the Registration Statement (as so amended) and the Prospectus (as so supplemented) will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of the Prospectus, in light of the circumstances under which they were made. If the Effective Time is subsequent to the execution and delivery of this Agreement: at the Effective Time, at the Closing Date, the Option Closing Date, when any post-effective amendment to the Registration Statement becomes effective and when any supplement to the Prospectus is filed with the Commission, the Registration Statement (as so amended) and the Prospectus (as so supplemented) will conform in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of the Prospectus, in light of the circumstances under which they were made. The two preceding sentences, (1) as to Arad and Zib, apply only to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Selling Shareholder expressly for use in the

                    Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus; for this purpose, (X) as to Arad, the information set forth in the biographical sections of the Prospectus under the caption "Management" and specifically relating to Arad; and under the caption "Principal and Selling Stockholders" in the Prospectus and specifically relating to Arad (except for the columns containing the word "Percent" and information incorporated under such caption by cross-reference); and the letter from Arad to Morgan Stanley & Co. Incorporated and Morgan Stanley & Co. International Limited as Representatives dated July 23, 1996; (Y) as to Zib, the information set forth in the biographical sections of the Prospectus under the caption "Management" and specifically relating to Isaac Perlmutter ("Perlmutter"), under the caption "Principal and Selling Stockholders" in the Prospectus and specifically relating to Zib and Perlmutter (except for the columns containing the word "Percent" and information incorporated under such caption by cross-reference) and the first two paragraphs under the caption "Business--Legal Proceedings," constitute the only information furnished in writing by or on behalf of such Selling Shareholder for inclusion in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, (2) as to Marvel, apply only to statements or omissions relating to Marvel (as defined in the Registration Statement) or Marvel Studios and (3) as to each Selling Shareholder, do not apply to statements in or omissions from the Registration Statement or Prospectus based upon information relating to any Underwriter furnished to the Company by any Underwriter through the Representatives expressly for use therein.

                    II. Agreements to Sell and Purchase. Each of the Company and Marvel, severally and not jointly, hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company and Marvel at U.S. $_________ a share (the "Purchase Price") the number of Firm Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the number of Firm Shares to be sold by such Seller as the number of Firm Shares set forth in Schedules II and III hereto opposite the name of such Underwriter bears to the total number of Firm Shares.


                    On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, Zib and Arad agree, severally and not jointly, to sell to the U.S. Underwriters the Additional Shares, and the U.S. Underwriters shall have the right from time to time to purchase, severally and not jointly, up to 480,000 Additional Shares at the Purchase Price. If the U.S. Representatives, on behalf of the U.S. Underwriters, elect to exercise such option, the U.S. Representatives shall so notify the Company and Zib in writing not later than 30 days after the date of this Agreement, which notice shall specify the number of Additional Shares to be purchased by the U.S. Underwriters and the date on which such shares are to be purchased. Such date may be the same as the Closing Date but not earlier than the Closing Date nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section IV hereof solely for the purpose of covering over-allotments made in connection with the offering of the U.S. Firm Shares. If any Additional Shares are to be purchased, each U.S. Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Shares to be purchased as the number of U.S. Firm Shares set forth in Schedule II hereto opposite the name of such U.S. Underwriter bears to the total number of Firm Shares. In the event that any such notice specifies a number of Additional Shares less than the total listed on Schedule I hereto, Zib and Arad shall each sell a number of Additional Shares (subject to adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Shares specified in such notice as the number of Additional Shares set forth in Schedule I opposite the name of such Selling Shareholder bears to the maximum number of Additional Shares subject to this Agreement.

                    Each Seller hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are now owned by the undersigned or are hereafter acquired) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common

          Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing, (C) in the case of Marvel, for (i) transfers to an affiliate which agrees to be bound by the terms of such letter, (ii) pledges to secure obligations of Marvel Entertainment Group, Inc. or its subsidiaries ("Marvel Entertainment") or (iii) transfers as part of a sale of all or substantially all of the assets of Marvel Entertainment, provided that any acquiror in such a sale agrees to be bound by the terms of such letter. In addition, each Selling Shareholder, agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

                    III. Terms of Public Offering. The Sellers are advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Sellers are further advised by you that the Shares are to be offered to the public initially at U.S. $_______ a share (the "Public Offering Price") and to certain dealers selected by you at a price that represents a concession not in excess of U.S. $________ a share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of U.S. $_______ a share, to any Underwriter or to certain other dealers.

                    Each U.S. Underwriter hereby makes to and with the Sellers the representations and agreements of such U.S. Underwriter contained in the fifth and sixth paragraphs of Article III of the Agreement Between U.S. and International Underwriters of even date herewith as set forth therein as of the date hereof. Each International Underwriter hereby makes to and with the Sellers the representations and agreements of such International Underwriter contained in the seventh, eighth, ninth and tenth paragraphs of Article III of such Agreement as so set forth.

                    IV. Payment and Delivery. Payment for the Shares to be sold by the Company and Marvel shall be made to such Seller in Federal or other funds immediately available in New York City against proof of delivery of such Shares for the respective accounts of the several Underwriters at the office of Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022 at 10:00 A.M., local time, on _____________, 1996,1 or at such other time on the same or such other date, not later than _________, 1996,2 as shall be designated in writing by the Representatives. The time and date of such payment are hereinafter referred to as the "Closing Date."

                    Payment to Zib and Arad for any Additional Shares shall be made in Federal or other funds immediately available in New York City against proof of delivery of such Additional Shares at the office of Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022 at 10:00 A.M., local time, on the date specified in the notice described in Section II or on such other date, in any event not later than ___________, 19__,3 as shall be designated in writing by the Representatives. The time and date of such payment are hereinafter referred to as the "Option Closing Date."

- ------------------
          1 Insert date 3 business days or, in the event the offering is priced after 4:30 p.m. Eastern Time (and T+4 settlement is deemed to apply to secondary sales), 4 business days after the date of the Underwriting Agreement.

          2 Insert date 10 business days after the date of the Underwriting Agreement.

          3 Insert date 10 business days after the expiration of the green shoe option.

                    Certificates for the Shares shall be registered in such name or names and in such authorized denominations as Morgan Stanley & Co. Incorporated shall request in writing at least two full business days prior to the Closing Date or the Option Closing Date, as the case may be, provided that, if so specified by Morgan Stanley & Co. Incorporated, the Shares may be represented by a global certificate registered in the name of Cede & Co., as nominee of the Depositary Trust Company. The Representatives shall be permitted to examine and package such certificates for delivery at least one full business day prior to the Closing Date or the Option Closing Date, as the case may be, unless the Shares are to be represented by a global certificate.

                    V. Conditions to the Underwriters' Obligations. The obligations of the Sellers to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than 4:30 p.m. (New York time) on the date hereof.

                    The several obligations of the Underwriters are subject to the following further conditions:

                    A. Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any change, or any development that may reasonably be expected to result in a change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiary, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

                    B. The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company on behalf of the Company, to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date. The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

                    C. The Underwriters shall have received on the Closing Date an opinion of Battle Fowler LLP, outside counsel for the Company, dated the Closing Date, to the effect that:

                         1. The Company has been duly incorporated and is an
                    existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification. Toy Biz International Limited has been duly incorporated and is an existing corporation in good standing under the laws of Hong Kong, with corporate power and authority to own its properties and conduct its business as described in the Prospectus and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification. To the knowledge of such counsel, there are no other subsidiaries of the Company;

                         2. The Shares delivered on the Closing Date and all
                    other outstanding shares of the Common Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform as to legal matters to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Securities. The certificates representing the Shares are in due and proper form. All other authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus. All proceedings in connection with the issuance of shares of Common Stock to Marvel for sale pursuant to this Agreement upon conversion of shares of Class B Common Stock surrendered by Marvel have been taken and such shares of Common Stock have been duly authorized and validly issued to Marvel;

                         3. Except as disclosed in the Prospectus, there are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or (which contracts, agreements or understandings have been duly complied with or waived) to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

                         4. No consent, approval, authorization or order of, or
                    filing with, any governmental agency or body or any New York or Federal court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement or in connection with the issuance or sale of the Shares, except such as have been obtained and made under the Act and such as may be required under state securities laws;

                         5. The execution, delivery and performance of this
                    Agreement, the consummation of the transactions contemplated by this Agreement and the issuance and sale of the Shares will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any New York State, Delaware or Federal statute, any rule or regulation or, to the knowledge of such counsel, any order of any governmental agency or body or any court having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any agreement or instrument filed as an exhibit to the Registration Statement to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the certificate of incorporation or by-laws of the Company or any such subsidiary, and the

                    Company has full power and authority to authorize, issue and sell the Shares to be sold by it as contemplated by this Agreement;

                         6. The Registration Statement was declared effective
                    under the Act as of the date and time specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Registration Statement (as the case may be), and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and the Registration Statement and the Prospectus, and each amendment or supplement thereto (other than the financial statements or other financial data contained in the Registration Statement or Prospectus or any such amendment or supplement thereto as to which such counsel need express no opinion), as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; the descriptions in the Registration Statement and Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate in all material respects and fairly present the information required to be shown; and such counsel do not know of any statutes, legal or governmental proceedings required to be described in the Registration Statement or Prospectus which are not described as required or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statement or the Prospectus;

                         7. This Agreement has been duly authorized, executed and delivered by the Company;

                         8. Such counsel has reviewed all material contracts,
                    instruments or other documents referred to in the Registration Statement and the Prospectus and such contracts, instruments or other documents are fairly summarized or disclosed therein, and filed as exhibits thereto as required, and such counsel does not know of any contracts, instruments or other documents required to be so summarized or disclosed or filed which have not been so summarized or disclosed or filed. For this purpose, such counsel may rely on a certificate of the Company (which certificate shall state that it may be relied on by the Underwriters) as to the terms of any oral contract. All descriptions in the Registration Statement and the Prospectus of laws, statutes, licenses, rules, regulations and legal and governmental proceedings are accurate in all material respects and fairly present the information required to be shown and there is no law, statute, license, rule or regulation required to be described in the Registration Statement and the Prospectus which is not completely and accurately described in all material respects; and

                         9. The Company is not an "investment company" or an
                    entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

          In rendering the foregoing opinion, such counsel may rely (A) as to matters involving Toy Biz International Limited, to the extent such counsel deems proper and to the extent specified in such opinion, upon the opinion (in form and substance satisfactory to counsel to the Underwriters) of Baker & McKenzie, Hong Kong and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of the Selling Shareholders and of proper officers of the Company and public officials. Such counsel shall also state that although such counsel has not undertaken to determine independently the accuracy and completeness of the statements contained in the Registration Statement or in the Prospectus, such counsel has obtained information as a result of discussions and meetings with officers and other representatives of the Company and discussions with representatives of the independent public accountants for the Company in connection with the preparation of the Registration Statement and the Prospectus, responses to various questions raised by such counsel regarding the business of the Company and the examination of other information and documents requested by such counsel and that nothing has come to the attention of such counsel during the course of the above described procedures that has caused such counsel to believe that (i) the Registration Statement, at the time it became effective or at such Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or
          (ii) the Prospectus, as of its date or at such Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that in making the foregoing comments, such counsel need not address any financial, numerical, statistical or accounting data, including the financial statements and notes thereto and related schedules, contained in or omitted from the Registration Statement or the Prospectus).

                    D. The Underwriters shall have received on the Closing Date an opinion of Battle Fowler LLP, counsel for Arad and Zib, each a Selling Shareholder, dated the Closing Date, to the effect that:

                         1. Arad has full right, power and authority to
                    sell, assign, transfer and deliver the Shares to be delivered by Arad on the Option Closing Date hereunder. Zib has the corporate power and authority to sell, assign, transfer and deliver the Shares to be delivered by Zib on the Option Closing Date hereunder. Assuming the several Underwriters acquire their interest in such Shares in good faith and without notice of any adverse claim, the several Underwriters will acquire all of Zib and Arad's rights in such Shares and shall acquire their interest in such Shares free of any adverse claim (all within the meaning of Section 8-302 of the New York Uniform Commercial Code).

                         2. No consent, approval, authorization or order of, or
                    filing with, any governmental agency or body or any New York or Federal court is required to be obtained or made by Arad or Zib for the consummation of the transactions contemplated by this Agreement through the date of such opinion or in connection with the sale of the Shares sold by such Selling Shareholder, except such as have been obtained and made under the Act and such as may be required under state securities laws and as may be required in such jurisdictions outside the U.S. where the Underwriters choose to market the Shares.

                         3. The execution, delivery and performance of this
                    Agreement and the consummation of the transactions contemplated by this Agreement by Arad through the date of such opinion will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any New York State or Federal statute, any rule or regulation or, to the knowledge of such counsel, any order of any governmental agency or body or any court having jurisdiction over such Selling Shareholder or any of his properties or any agreement or instrument specified in such opinion to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the properties of such Selling Shareholder is subject.

                         4. The execution, delivery and performance of this
                    Agreement and the consummation of the transactions contemplated by this Agreement by Zib will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any New York State or Federal statute, any rule or regulation or, to the knowledge of such counsel, any order of any governmental agency or body or any court having jurisdiction over such Selling Shareholder or any of its properties, or the certificate of incorporation or by-laws of such Selling Shareholder or any material agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the properties of such Selling Shareholder is subject. Such counsel may state that the material agreements or instruments to which such opinion relates are those specified in a certificate of the Selling Shareholder attached (which certificate shall state that it may be relied on by the Underwriters); provided that such counsel further states that it does not know of any other such material agreements or instruments.

                         5. This Agreement has been duly authorized,
                    executed and delivered by each of Arad and Zib.

                    E. The Underwriters shall have received on the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom, counsel for Marvel, a Selling Shareholder,dated the Closing Date, to the effect that:

                         1. Marvel has the corporate power and authority to
                    sell, assign, transfer and deliver the Shares delivered by such Selling Shareholder on such Closing Date hereunder. Assuming the several Underwriters acquired their interest in such Shares in good faith and without notice of any adverse claim, the several Underwriters will acquire all of Marvel's rights in such Shares and shall acquire their interest in such Shares free of any adverse claim (all within the meaning of Section 8-302 of the New York Uniform Commercial
                    Code).

                         2. No consent, approval, authorization or order of, or
                    filing with, any Governmental Authority pursuant to Applicable Laws is required to be obtained or made by Marvel through the date of such opinion for the consummation of the transactions contemplated by this Agreement or in connection with the sale of the Shares sold by such Selling Shareholder.

                         3. The execution, delivery and performance of this
                    Agreement and the consummation of the transactions contemplated by this Agreement by Marvel through the date of such opinion will not contravene any provision of any any Applicable Law, or to the knowledge of such counsel, any order of any governmental agency or body or any court having jurisdiction over such Selling Shareholder or any of its properties, or the certificate of incorporation or by-laws of the such Selling Shareholder or any its subsidiaries, or any material agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the properties of such Selling Shareholder is subject. Such counsel may state that the material agreements or instruments to which such opinion relates are those specified in a Certificate of the Selling Shareholder attached (which certificate shall state that it may be relied on by the Underwriters); provided that such counsel further states that it does not know (based solely on the foregoing certificate and discussions with the officer delivering such certificate) of any other such material agreements or instruments.

                         4. This Agreement has been duly authorized,
                    executed and delivered by Marvel.

          As used in such opinion, (a) the term "Applicable Laws" means only those laws of the State of New York, the General Corporation Law of the State of Delaware and of the United States of America (except for federal and state securities laws other than the Exchange Act and the rules and regulations thereunder and the rules and regulations of the National Association of Securities Dealers, Inc.); (b) the term "Governmental Authorities" means any New York, Delaware or federal executive, legislative, judicial, administrative or regulatory body.

                    F. The Underwriters shall have received on the Closing Date an opinion of Kramer, Levin, Naftalis & Frankel, counsel for the Underwriters, dated the Closing Date, covering the incorporation of the Company, the validity of the Shares delivered on such Closing Date, the Registration Statement, the Prospectus and other related matters as the Underwriters may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                    G. The Underwriters shall have received a certificate, dated such Closing Date, of each Selling Shareholder in which such Selling Shareholder shall state that the representations and warranties of such Selling Shareholder in this Agreement are true and correct as of such Closing Date and that such Selling Shareholder has complied with all agreements and satisfied all conditions on his or its part to be performed or satisfied hereunder at or prior to such Closing Date.

                    H. The Underwriters shall have received, on each of the date hereof, the Closing Date, and the Option Closing Date, a letter dated the date hereof, the Closing Date, and the Option Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Ernst & Young, independent public accountants, containing statements and information of the type ordinarily found in accountants' "comfort letters" to underwriters with respect to the financial statements and certain information contained in the Registration Statement and the Prospectus; provided that the letter delivered on the Closing Date or the Option Closing Date, as the case may be, shall use a "cut-off" date" not earlier than the date hereof.

                    I. The Underwriters shall have received a "lock-up" letter, dated the date hereof, from each executive officer and director of the Company, in substantially the form of Exhibit A hereto.

                    The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to you on the Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares and other matters related to the issuance of the Additional Shares.

                    VI.  Covenants of the Company.  In further
          consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

                    A. If the Effective Time is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by the Representatives, subparagraph (4) of Rule 424(b)) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifth business day after the Effective Date. The Company will advise the Representatives promptly of any such filing pursuant to Rule 424(b).

                    B. To furnish to you, without charge, five signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to you in New York City, without charge, prior to 10:00 A.M. local time on the business day next succeeding the date of this Agreement and during the period mentioned in paragraph (D) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

                    C. Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Act any prospectus required to be filed pursuant to such Rule.


                    D. If, during the period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters reasonably acceptable to the Company and Marvel, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

                    E. To use reasonable efforts to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

                    F. To make generally available to the Company's security holders and to you as soon as practicable an earning statement covering the twelve-month period ending September 30, 1997 that satisfies the provisions of Section 11(a) of the Act and the rules and regulations of the Commission thereunder.

                    G. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the Company's obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Shares under the Act and all other fees or expenses in connection with the Company's preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section VI(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc., (v) all costs and expenses incident to listing the Shares on the Stock Exchange, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (ix) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section VIII entitled "Indemnity and Contribution," and the last paragraph of Section X below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising' expenses connected with any offers they may make.

                    VII. Expenses of Selling Shareholders. The Underwriters shall not be required to pay or cause to be paid (i) any applicable taxes on the transfer and sale of the Shares being sold by such Selling Shareholder or (ii) any costs and expenses incident to the performance of the obligations of the Selling Shareholders and the Company under this Agreement, including, but not limited to, the expenses enumerated in Section VI(f) above and the fees, disbursements and expenses of counsel for the Selling Shareholders.

                    VIII. Indemnity and Contribution. A. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered and if the Company has furnished copies thereof to such Underwriter as required by Section VI.B hereof, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.

                    B. Each Selling Shareholder agrees, severally and not jointly, to indemnify and hold harmless each Underwriter, the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls each Underwriter or the Company within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but as to Zib and Arad only with respect to information relating to such Selling Shareholder made in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholders specifically for use therein and with respect to Marvel, only with respect to untrue statements or alleged untrue statements or omissions or alleged omissions relating to Marvel (as defined in the Registration Statement) or Marvel Studios; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered and if the Company has furnished copies thereof to such Underwriter as required by Section VI.B hereof, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities. With respect to Arad and Perlmutter, it is understood and agreed that the only written information furnished to the Company by such Selling Shareholders specifically for use in such documents is that set forth in Section I(B)(5).

                    C. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Shareholders, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or any Selling Shareholder within the meaning of either
          Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

                    D. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to paragraph (A), (B) or (C) of this Section VIII, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for (i) all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, (ii) the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (iii) all Selling Shareholders and all persons, if any, who control any Selling Shareholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred and billed to the indemnifying party. In the case of any such separate firm for the Underwriters and such control persons of the Underwriters, such firm shall be designated in writing by Morgan Stanley & Co. Incorporated and reasonably acceptable to the indemnifying party. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company and reasonably acceptable to the indemnifying party. In the case of any such separate firm for the Selling Shareholders and such controlling persons of the Selling Shareholders, such firm shall be designated in writing by the Selling Shareholders and reasonably acceptable to Morgan Stanley & Co. Incorporated. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or have been threatened to be made a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                    E. To the extent the indemnification provided for in paragraph (A), (B) or (C) of this Section VIII is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Sellers on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by each Seller and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Sellers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section VIII are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

                    F. The Sellers and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section VIII were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (E) of this Section VIII. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section VIII, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section VIII are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity. The Company's and each Selling Shareholders' obligation is several and not joint. The aggregate obligations of Marvel pursuant to this
          Section VIII shall not exceed the product of (A) the number of Shares to be sold by Marvel hereunder times (B) the public offering price per share for the Shares less the applicable underwriting discounts and commissions.

                    G. The indemnity and contribution provisions contained in this Section VIII and the representations, warranties and other statements of the Company and the Selling Shareholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, any Selling Shareholder or any person controlling any Selling Shareholder, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

                    IX. Termination. This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers, Inc., (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in U.S. financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

                    X. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

                    If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule II and Schedule III bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this
          Section X by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased, and arrangements satisfactory to you, the Company and the Selling Shareholders for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders. In any such case either you or the relevant Sellers shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on the Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Additional Shares or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                    If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of any Seller to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any Seller shall be unable to perform its obligations under this Agreement (other than pursuant to the foregoing paragraph of this Section X), the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder. It is understood that the foregoing sentence does not apply to a termination of the Agreement pursuant to the second paragraph of this Section X.

                    XI. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                    XII. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                    XIII. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.


                                        Very truly yours,

                                        Toy Biz, Inc.


                                        By:_________________________________
                                           Name:
                                           Title:

                                        Marvel Characters, Inc.


                                        By:_________________________________
                                           Name:
                                           Title:



                                          __________________________________
                                                     Avi Arad


                                        Zib Inc.


                                        By:_________________________________
                                           Name:
                                           Title:

          Accepted as of the date hereof:

          Morgan Stanley & Co. Incorporated
          CS First Boston Corporation
          Smith Barney Inc.
          Jefferies & Company, Inc.

          Acting severally on behalf of themselves and the several U.S.
           Underwriters named in Schedule II hereto.

               By:  Morgan Stanley & Co.
                      Incorporated

               By:______________________________
                  Name:  Charles J. Ditkoff
                  Title:    Vice President


          Morgan Stanley & Co. International Limited
          CS First Boston Limited
          Smith Barney Inc.
          Jefferies International Limited

          Acting severally on behalf of themselves and the several International
           Underwriters named in Schedule III hereto.

               By:  Morgan Stanley & Co.
                      International Limited

               By:______________________________
                  Name:  Charles J. Ditkoff
                  Title:

                                      SCHEDULE I



                                                                Maximum
                                                               Number of
                                                               Additional
                                                                 Shares
           Selling Shareholder                                 To Be Sold
           -------------------                                 ----------

           Zib Inc.                                            384,000

           Avi Arad                                             96,000
                                                               -------



           Total . . . . . . . . . . . . . . . . . . . . .     480,000
                                                               =======

                                     SCHEDULE II


                                                          Number of
                                                      U. S. Firm Shares
                    U.S. Underwriter                   To Be Purchased
                    ----------------                   ---------------

           Morgan Stanley & Co. Incorporated
           CS First Boston Corporation
           Smith Barney Inc.
           Jefferies & Company, Inc.
           [NAMES OF OTHER U.S. UNDERWRITERS]



                               Total . . . . . . . . .

                                     SCHEDULE III

                                                              Number of
                                                         International Shares
                    International Underwriter              To Be Purchased
                    -------------------------              ---------------

           Morgan Stanley & Co. International Limited
           CS First Boston Limited
           Smith Barney Inc.
           Jefferies International Limited
           [NAMES OF OTHER INTERNATIONAL UNDERWRITERS]


                               Total . . . . . . . . .